EXHIBIT 10(f)

                           THIRD AMENDED AND RESTATED
                                   MASTER NOTE
                                   -----------


$500,000.00                                             Cranford, New Jersey
                                                        As of June 30, 2002


     In consideration of such loans as SUMMIT BUSINESS CAPITAL CORP. (successor-in-interest to Summit Bank) (the "Lender") from time to time may elect to make hereon to or for the benefit of or at the request of RONSON AVIATION, INC. (the "Borrower"), the Borrower promises to pay to the order of the Lender, at its office located at 4 Penn Center, 1600 John F. Kennedy Boulevard, Philadelphia, Pennsylvania 19103 or at such other place or places as the Lender may designate, in immediately available funds, the sum of FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS or, if a different dollar amount, then the outstanding amount of all loans made in accordance with a certain Loan and Security Agreement dated August 28, 1997 as amended from time to time and as amended by a certain Second Amendment to Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (collectively and individually the "Loan Agreement"), without defalcation or discount, for value received, with interest thereon from the date hereof at the rate set forth in the Loan Agreement, all in lawful money of the United States, on demand, or, if no demand has been made, then on June 30, 2005. The unpaid balance of each loan shall bear interest from the date hereof at the rate(s) set forth in the Loan Agreement. Notwithstanding any other limitations contained in this Third Amended and Restated Master Note (the "Note"), the Lender does not intend to charge and the undersigned shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the undersigned or credited against principal.

     The unpaid principal balance hereon at any time shall not exceed Five Hundred Thousand ($500,000.00) Dollars and shall be equal to the aggregate amount of all loans then made less the aggregate amount of all payments then made thereon. The holder hereof is authorized to set forth in writing from time to time on the reverse hereof the date and amount of each loan and any payment of principal and the principal balance then unpaid hereon.

     This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

     The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

     The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

     This Note is the Master Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

     In the event that any payment  shall not be  received by Lender  within TEN
(10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

     The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

     If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Code or other law.

     If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid, with all interest accrued thereon, shall at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

     Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

     Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

     For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.


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

     The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

     This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

     This Note is given in replacement of and substitution for, but not in satisfaction of, a certain Amended and Restated Master Note dated as of May 31, 2001 in the principal amount of Five Hundred Thousand ($500,000.00) Dollars (the "May 2001 Note"). Upon proper execution and delivery hereof, the May 2001 Note shall be deemed null and void and returned to the Borrower.

     IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

ATTEST::                           RONSON AVIATION, INC.


By: /s/ Alberta D. Gladis          By: /s/ Louis V. Aronson II
    ---------------------              -----------------------
        Alberta D. Gladis                  Louis V. Aronson, II
        Assistant Secretary                President and Chief Executive Officer



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